UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): February 17, 2005

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      On February 17, 2005, Chico’s FAS, Inc. (the “Company”) filed an amendment to its Amended and Restated Articles of Incorporation, which amendment had the effect of increasing the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 200,000,000 shares to 400,000,000 shares. The amendment was effectuated by action of the Company’s Board of Directors on January 5, 2005 in connection with the Board’s declaration of a 2-for-1 forward stock split, and without the need for stockholder approval, all in accordance with and pursuant to Section 607.10025, Florida Statutes. The amendment became effective on February 22, 2005.

      The Articles of Amendment of the Amended and Restated Articles of Incorporation, as filed on February 17, 2005, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 3.1	Articles of Amendment of the Amended and Restated Articles of Incorporation

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: February 22, 2005	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Vice President — Finance and Chief
Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.1	Articles of Amendment of the Amended and Restated Articles of Incorporation

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